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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (date of earliest event reported): September 15, 2003


                         THE HOUSTON EXPLORATION COMPANY
             (Exact name of registrant as specified in its charter)


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
                DELAWARE                                                                   22-2674487
     (State or other jurisdiction                     001-11899                         (I.R.S. Employer
           of incorporation)                  (Commission File Number)                 Identification No.)


      1100 LOUISIANA, SUITE 2000
            HOUSTON, TEXAS
    (Address of principal executive                                                        77002-5215
               offices)                                                                    (Zip Code)
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       Registrant's telephone number, including area code: (713) 830-6800

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5 AND ITEM 9. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On September 15, 2003, The Houston Exploration Company issued a press release announcing it had signed a purchase and sale agreement with Transworld Exploration and Production, Inc. to acquire all of Transworld's asset base in the shallow-water Gulf of Mexico for a cash purchase price of $155 million, subject to customary closing adjustments. The transaction is expected to close on October 15, 2003. Please see Exhibit 99.1 for a copy of the press release, which is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press release announcing the purchase and sale agreement with Transworld Exploration and Production, Inc.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  THE HOUSTON EXPLORATION COMPANY


                                  By: /s/ James F. Westmoreland
                                     -------------------------------------------
                                     James F. Westmoreland
                                     Vice President and Chief Accounting Officer


Dated: September 15, 2003


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